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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 30, 1998

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    MARYLAND                          1-12844                     58-1468053
(State or Other                   (Commission File             (I.R.S. Employer
Jurisdiction of                        Number)                  Identification
Incorporation)                                                      Number)


                  359 EAST PACES FERRY ROAD
                  SUITE 400
                  ATLANTA, GEORGIA                                    30305
                 (Address of Principal Executive Offices)           (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)





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ITEM 5. OTHER EVENTS.

         Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause the Company's actual consolidated results of operations to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company. Certain of these statements are also intended to inform investors of the most significant risk factors that should be considered in making an investment in the Company's securities. These cautionary statements revise and update those previously filed with the Securities and Exchange Commission by the Company.

         Federal Income Tax and ERISA Considerations. The Company is also filing certain information regarding the Internal Revenue Code of 1986, as amended, and the Employment Retirement Income Security Act of 1974, as amended.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.



    Exhibit No.                             Description
    -----------                             -----------

         99.1 Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995

         99.2              Federal Income Tax and ERISA Considerations
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JDN REALTY CORPORATION



                                            By: /s/ William J. Kerley
                                                --------------------------------
                                                William J. Kerley
                                                Chief Financial Officer

Date: October 29, 1998


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                                INDEX TO EXHIBITS


    Exhibit No.                             Description
    -----------                             -----------

         99.1 Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995

         99.2              Federal Income Tax and ERISA Considerations